EXHIBIT 10.1

EXECUTION VERSION

INCREASED FACILITY ACTIVATION NOTICE—INCREMENTAL TERM LOANS

October 31, 2018

To:	JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement referred to below

Reference is made to the Credit Agreement, dated as of November 15, 2010 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among Universal Health Services, Inc. (the “Borrower”), the Lenders party thereto, certain other parties and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  As used herein all references to “Incremental Tranche B Facility”, “Incremental Tranche B Term Loans”, “Incremental Tranche B Term Lenders” and “Increased Facility Closing Date” shall refer solely to the Incremental Term Facility established pursuant to this Notice, Incremental Term Loans made pursuant to this Notice, the Lenders party hereto making such Incremental Term Loans pursuant to this Notice and the closing date of such Incremental Term Loans pursuant to this Notice, respectively.

This notice (this “Notice”) is an Increased Facility Activation Notice referred to in the Credit Agreement in connection with the establishment of an incremental term facility of Tranche B Term Loans (the “Incremental Tranche B Facility”; the term loans thereunder, the “Incremental Tranche B Term Loans”), under Section 2.24(a) of the Credit Agreement, and the Borrower and each Lender party hereto (the “Incremental Tranche B Term Lenders”) hereby notify you that:

1.Each Lender party hereto agrees to make an Incremental Tranche B Term Loan in the amount set forth opposite such Lender’s name on the signature pages hereof under the caption “Incremental Term Loan Amount”.

2.The Increased Facility Closing Date shall be the first date on which the conditions set forth below in Section 15 have been satisfied (which date is October 31, 2018).

3.  The aggregate principal amount of Incremental Tranche B Term Loans is $500,000,000 which shall be a separate Class of Term Loans.  Notice of borrowing of such Incremental Tranche B Term Loans shall be made in accordance with Section 2.2 of the Credit Agreement.

4. The Incremental Tranche B Term Loan of each Lender party hereto shall mature in consecutive quarterly installments, payable on the last day of each fiscal quarter, beginning with the fiscal quarter ending on March 31, 2019, each of which shall be in an amount equal to (i) the percentage which the principal amount of such Lender’s Incremental Tranche B Term Loan made on the Increased Facility Closing Date constitutes of the aggregate principal amount of Incremental Tranche B Term Loans made on the Increased Facility Closing Date multiplied by (ii) the amount set forth below opposite such installment:

InstallmentPrincipal Amount

1-27$1,250,000

28Unpaid Balance

5. The Incremental Term Maturity Date for the Incremental Tranche B Term Loans is October 31, 2025, and on such Incremental Term Maturity Date, the Borrower shall repay all amounts outstanding under the Incremental Tranche B Term Loans.

6.  The Applicable Margin for the Incremental Tranche B Term Loans is 1.75% per annum in the case of Eurodollar Loans and 0.75% per annum in the case of ABR Loans.

7.  Pursuant to Sections 2.24(a) and 10.1(d) of the Credit Agreement, it is hereby provided and agreed that the MFN protection set forth in Section 2.24(a)(iii)(z) shall apply for the benefit of the Incremental Tranche B Facility (it being understood and agreed that additional Incremental Term Loans incurred after the Increased Facility Closing Date may also elect or not elect to have the MFN protection set forth in Section 2.24(a)(iii)(z) of the Credit Agreement apply to such Incremental Term Loans).

8.Pursuant to Section 2.24(a) of the Credit Agreement, it is hereby provided and agreed that if, on or prior to the date that is six months after the Increased Facility Closing Date with respect to the Incremental Tranche B Facility established pursuant to this Notice, a Repricing Event (as defined below) occurs, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the Incremental Tranche B Term Lenders (or its successors or assigns), (A) in the case of a Repricing Event described in clause (i) of the definition thereof, a prepayment premium of 1.00% of the aggregate principal amount of the applicable Incremental Tranche B Term Loans so prepaid and (B) in the case of a Repricing Event described in clause (ii) of the definition thereof, a fee equal to 1.00% of the aggregate principal amount of the applicable Incremental Tranche B Term Loans outstanding immediately prior to such amendment (without duplication of any fee paid to such Incremental Tranche B Term Lenders under clause (A) above); provided that should any Incremental Tranche B Term Lender (or its successors or assigns) be replaced pursuant to an amendment (including in connection with an extension offer or a refinancing transaction) that results in a Repricing Event during such period, such Incremental Tranche B Term Lender (and not any Person who replaces such Lender) shall receive a fee of 1.00% of the aggregate principal amount of the applicable Incremental Tranche B Term Loans of such Lender assigned to a replacement Lender. Such amounts shall be due and payable on the date of effectiveness of such Repricing Event.

As used herein, “Repricing Event” shall mean (i) any voluntary prepayment of Incremental Tranche B Term Loans with the proceeds of any Indebtedness incurred by the Borrower from a substantially concurrent incurrence of term loans for which the interest rate payable thereon on the date of such prepayment is lower than the Eurodollar Rate on the date of such prepayment plus the Applicable Margin applicable to the Incremental Tranche B Term Loans and (ii) any amendment to the Credit Agreement resulting in the interest rate payable on the Tranche B Term Loans on the date of such amendment being lower than the Eurodollar Rate on the date immediately prior to such amendment plus the Applicable Margin applicable to the Incremental Tranche B Term Loans on the date immediately prior to such amendment.

9.Notwithstanding anything to the contrary in the Credit Agreement (but subject to clause (b) of the definition of “Maximum Incremental Amount”), the Incremental Tranche B Term Lenders and the Borrower hereby agree that the Incremental Tranche B Term Lenders shall have no voting rights (i) in respect of amendments to Section 7.1(a) of the Credit Agreement, (ii) as it relates to waivers of Section 8(c) of the Credit Agreement (solely as it relates to breaches of Section 7.1(a) of the Credit Agreement) or (iii) amendments to the definitions of “Consolidated Net Leverage Ratio,” “Consolidated Total Debt” or “Consolidated EBITDA” (or any of their component definitions as applied in such sections) for purposes of Section 7.1(a) of the Credit Agreement (it being understood that any such amendment, waiver or modification shall only require the consent of the Required Lenders (excluding the Incremental Tranche B Term Loans of the Incremental Tranche B Term Lenders)).

10.Notwithstanding anything to the contrary in the Credit Agreement (but subject to Section 2.24(a) of the Credit Agreement), the Incremental Tranche B Term Lenders and the Borrower hereby agree that a default by the Borrower in the performance of any of its obligations under Section 7.1(a) of the Credit Agreement shall not constitute a Default or Event of Default under Section 8(c) of the Credit Agreement with respect to the Incremental Tranche B Term Loans unless and until the Administrative Agent on behalf of the Required Lenders (excluding (i) the Incremental Tranche B Term Loans of the Incremental Tranche B Term Lenders and (ii) the Revolving Commitments of Defaulting Lenders) shall have terminated the Revolving Commitments or declared the Tranche A Term Loans (or any other Class of Term Loans which benefit directly from the covenants set forth in Sections 7.1(a) of the Credit Agreement) to be immediately due and payable pursuant to clause (B) of the last paragraph of Section 8 of the Credit Agreement (it being understood that notwithstanding anything to the contrary in the Credit Agreement, following such termination or acceleration, the Incremental Tranche B Term Lenders may declare the Incremental Tranche B Term Loans to be immediately due and payable with the consent of the Majority Facility Lenders with respect to the Incremental Tranche B Facility only).

11. If, for any fiscal year of the Borrower commencing with the fiscal year ending December 31, 2019, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date (as defined below), apply the ECF Percentage (as defined below) of such Excess Cash Flow toward the prepayment of the Tranche A Term Loans and the Tranche B Term Loans (and any Incremental Term Loans that elect to be subject to mandatory prepayments from Excess Cash Flow) ratably minus the amount of any optional prepayments of Term Loans since the last day of such fiscal year and prior to such Excess Cash Flow Application Date (it being understood that no such optional prepayment shall reduce Excess Cash Flow for any other fiscal year).  Each such prepayment and commitment reduction shall be made on a date (an “Excess Cash Flow Application Date”) no later than five days after the earlier of (i) the date on which the financial statements of the Borrower referred to in Section 6.1(a) of the Credit Agreement, for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.  Such mandatory prepayments from Excess Cash Flow shall apply to all then outstanding Tranche A Term Loans and the Tranche B Term Loans (and any Incremental Term Loans to which shall elect to be subject to mandatory prepayments from Excess Cash Flow) on a ratable basis in accordance with Section 2.11(d) of the Credit Agreement.

As used herein, “ECF Percentage” shall mean 50%; provided, that, with respect to each fiscal year of the Borrower ending on or after December 31, 2019, the ECF Percentage shall be reduced to 25% if the Consolidated Net Leverage Ratio as of the last day of such fiscal year is equal to or less than 3.50:1.00 but greater than 3.00:1.00 and to 0% if the Consolidated Net Leverage Ratio as of the last day of such fiscal year is equal to or less than 3.00:1.00.

12.Notwithstanding anything to the contrary in Section 10.6(b)(ii)(A) of the Credit Agreement, except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under the Incremental Tranche B Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any.

13.The Borrower hereby covenants and agrees that, so long as the Incremental Tranche B Facility remains in effect or any Incremental Tranche B Term Loans remain outstanding, the Borrower shall not request release of the Collateral pursuant to Section 10.14(c) of the Credit Agreement and the Borrower’s request to release the Collateral pursuant to Section 10.14(c) of the Credit Agreement shall not become effective without the consent of Required Lenders and the Majority Facility Lenders with respect to the Incremental Tranche B Facility.

14. The Borrower hereby represents and warrants that, after giving pro forma effect to the incurrence of Indebtedness on such Increased Facility Activation Date, the Borrower is in compliance with the covenant set forth in Section 7.1(a) recomputed as of the last day of the most recently ended four quarters period.

15.This Notice shall become effective as of the Increased Facility Closing Date set forth above upon satisfaction of the following conditions precedent:

(a)  The Administrative Agent shall have received each of the following, dated as of the date hereof, in form and substance satisfactory to the Administrative Agent:

(i)this Notice, executed and delivered by the Borrower, the Guarantors and each Incremental Tranche B Term Lender party hereto;

(ii)the legal opinion of (A) the Borrower’s general counsel, or other counsel reasonably acceptable to the Administrative Agent and (B) Norton Rose Fulbright US LLP, counsel to the Borrower and its Subsidiaries;

(iii)the Administrative Agent shall have received a certificate of the secretary or similar officer of each Loan Party dated as of the date hereof and certifying (a) attached thereto is a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or managing member (or equivalent governing body) of each Loan Party authorizing (x) the execution, delivery and performance of this Notice and the Amended Credit Agreement (and any agreements relating thereto) and (y) in the case of the Borrower, the extensions of credit contemplated hereunder and under the Amended Credit Agreement, (b) attached thereto is a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents of such Loan Party, (c) attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect as of the date hereof and at all times since a date prior to the date of the resolutions described in clause (a) above, (d) subject to Section 6.13 of the Credit Agreement, certificates as to the good standing of each Loan Party that is a registered organization as of a recent date from the Secretary of State (or other similar official) from its jurisdiction of organization and (e) as to the incumbency and specimen signature of each officer executing this Notice or any other document delivered in connection herewith on behalf of such Loan Party (it being understood that solely with respect to each Guarantor that does not have total book assets (including Capital Stock, but excluding intercompany accounts and accounts receivable) with an aggregate value exceeding $10,000,000, the document described in clause (d) is not required to be provided);

(iv)evidence of payment by the Borrower of such fees as the Borrower shall have agreed to pay or deliver to any Incremental Tranche B Term Lender or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Notice, the Sixth Amendment and the other Loan Documents and the extensions of credit hereunder or under the Sixth Amendment (to the extent that statements for such fees and expenses have been delivered to the Borrower); and

(v)evidence reasonably satisfactory to the Administrative Agent that the Borrower shall have delivered an irrevocable notice redemption in respect of the 3.750% Secured Senior Notes under and in accordance with the 2014 Indenture.

(b)After giving effect to the making of the Incremental Tranche B Term Loans on the Increased Facility Closing Date, (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, (ii) no Default or Event of Default shall have occurred and be continuing and (iii) all governmental and third party approvals necessary in connection with the transactions contemplated hereby and by the Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

16.The proceeds of the Incremental Tranche B Term Loans shall be used for general corporate purposes of the Borrower and its subsidiaries, including (x) the repayment of Revolving Loans under the Revolving Facility and borrowings under the Receivables Financing, (y) the redemption of the 3.750% Secured Senior Notes due 2019 and (z) fees and expenses in connection with the transactions contemplated hereby.

17.Each of the Guarantors acknowledges that its consent to this Notice is not required, but each of the undersigned nevertheless does hereby agree and consent to this Notice and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Notice, such Guarantor’s guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guarantee, the Collateral Agreement or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects as of the date hereof.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 17.  Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guarantee.  Each Loan Party agrees that each Security Document secures all Obligations of the Loan Parties in accordance with the terms thereof.  Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations after giving effect to the transactions contemplated by this Notice.

18.This Notice shall constitute a Loan Document and the Incremental Tranche B Term Loans shall constitute Incremental Term Loans.

19.This Notice shall be governed by, and construed in accordance with, the laws of the State of New York.

20.This Notice may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

21.JPMorgan Chase Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the Joint Lead Arrangers.  JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Agricole Corporate and Investment Bank, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, Mizuho Bank, Ltd., MUFG Bank Ltd. and Goldman Sachs Bank USA shall be the Joint Bookrunners.  BMO Capital Markets Corp., Fifth Third Bank, Sumitomo Mitsui Banking Corporation, PNC Bank National Association, TD Bank, N.A., Capital One, N.A. and Deutsche Bank Securities, Inc. shall be the Co-Documentation Agents.

[Signature pages follow]

UNIVERSAL HEALTH SERVICES, INC.

By: /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President

UHS OF DELAWARE, INC.

By: /s/ Steve Filton

Name: Steve Filton

Title: Senior Vice President

Signature Page – Activation Notice

ASCEND HEALTH CORPORATION

CCS/LANSING, INC.

CHILDREN’S COMPREHENSIVE SERVICES, INC.

DEL AMO HOSPITAL, INC.

FRONTLINE BEHAVIORAL HEALTH, INC.

LANCASTER HOSPITAL CORPORATION

MCALLEN MEDICAL CENTER, INC.

MERION BUILDING MANAGEMENT, INC.

MERIDELL ACHIEVEMENT CENTER, INC.

NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.

OAK PLAINS ACADEMY OF TENNESSEE, INC.

PARK HEALTHCARE COMPANY

PENNSYLVANIA CLINICAL SCHOOLS, INC.

PSI SURETY, INC.

RIVER OAKS, INC.

SOUTHEASTERN HOSPITAL CORPORATION

SPARKS FAMILY HOSPITAL, INC.

STONINGTON BEHAVIORAL HEALTH, INC.

TEMECULA VALLEY HOSPITAL, INC.

THE ARBOUR, INC.

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.

UHS CHILDREN’S SERVICES, INC.

UHS HOLDING COMPANY, INC.

UHS OF CORNERSTONE, INC.

UHS OF CORNERSTONE HOLDINGS, INC.

UHS OF D.C., INC.

UHS OF DENVER, INC.

UHS OF FAIRMOUNT, INC.

UHS OF FULLER, INC.

UHS OF GEORGIA, INC.

UHS OF GEORGIA HOLDINGS, INC.

UHS OF HAMPTON, INC.

UHS OF HARTGROVE, INC.

UHS OF OKLAHOMA, INC.

UHS OF PARKWOOD, INC.

UHS OF PENNSYLVANIA, INC.

UHS OF PROVO CANYON, INC.

UHS OF PUERTO RICO, INC.

UHS OF RIVER PARISHES, INC.

UHS OF SPRING MOUNTAIN, INC.

UHS OF TEXOMA, INC.

UHS OF TIMBERLAWN, INC.

UHS OF TIMPANOGOS, INC.

UHS OF WESTWOOD PEMBROKE, INC.

UHS OF WYOMING, INC.

UHS SAHARA, INC.

UHS-CORONA, INC.

UNITED HEALTHCARE OF HARDIN, INC.

UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.

UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.

VALLEY HOSPITAL MEDICAL CENTER, INC.

WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

ABS LINCS SC, INC.

ABS LINCS VA, INC.

ALLIANCE HEALTH CENTER, INC.

ALTERNATIVE BEHAVIORAL SERVICES, INC.

BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.

BHC ALHAMBRA HOSPITAL, INC.

BHC BELMONT PINES HOSPITAL, INC.

BHC FAIRFAX HOSPITAL, INC.

BHC FOX RUN HOSPITAL, INC.

BHC FREMONT HOSPITAL, INC.

BHC HEALTH SERVICES OF NEVADA, INC.

BHC HERITAGE OAKS HOSPITAL, INC.

BHC HOLDINGS, INC.

BHC INTERMOUNTAIN HOSPITAL, INC.

BHC MONTEVISTA HOSPITAL, INC.

BHC SIERRA VISTA HOSPITAL, INC.

BHC STREAMWOOD HOSPITAL, INC.

BRENTWOOD ACQUISITION, INC.

BRENTWOOD ACQUISITION - SHREVEPORT, INC.

BRYNN MARR HOSPITAL, INC.

CANYON RIDGE HOSPITAL, INC.

CALVARY CENTER, INC.

CEDAR SPRINGS HOSPITAL, INC.

FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH

FORT LAUDERDALE HOSPITAL, INC.

FRN, INC.

GREAT PLAINS HOSPITAL, INC.

GULF COAST TREATMENT CENTER, INC.

H. C. CORPORATION

HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.

HAVENWYCK HOSPITAL INC.

HHC AUGUSTA, INC.

HHC DELAWARE, INC.

HHC INDIANA, INC.

HHC OHIO, INC.

HHC RIVER PARK, INC.

HHC SOUTH CAROLINA, INC.

HHC ST. SIMONS, INC.

HORIZON HEALTH AUSTIN, INC.

HORIZON HEALTH CORPORATION

HSA HILL CREST CORPORATION

KIDS BEHAVIORAL HEALTH OF UTAH, INC.

LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

MICHIGAN PSYCHIATRIC SERVICES, INC.

NORTH SPRING BEHAVIORAL HEALTHCARE, INC.

PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.

PREMIER BEHAVIORAL SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

RIVEREDGE HOSPITAL HOLDINGS, INC.

SPRINGFIELD HOSPITAL, INC.

SUMMIT OAKS HOSPITAL, INC.

TEXAS HOSPITAL HOLDINGS, INC.

WINDMOOR HEALTHCARE INC.

WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

AIKEN REGIONAL MEDICAL CENTERS, LLC

DHP 2131 K ST, LLC

LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC

PALM POINT BEHAVIORAL HEALTH, LLC

TENNESSEE CLINICAL SCHOOLS, LLC

TURNING POINT CARE CENTER, LLC

UHS OF BENTON, LLC

UHS OF BOWLING GREEN, LLC

UHS OF GREENVILLE, LLC

UHS OF LAKESIDE, LLC

UHS OF PHOENIX, LLC

UHS OF RIDGE, LLC

UHS OF ROCKFORD, LLC

UHS OF TUCSON, LLC

UHS SUB III, LLC

UHSD, LLC

WELLINGTON REGIONAL MEDICAL CENTER, LLC

By: Universal Health Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President

Signature Page – Activation Notice

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER, LLC

By: Keystone/CCS Partners LLC
Its managing member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC
Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, LLC
Its general partner

By: Universal Health Services, Inc.,

Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President

Signature Page – Activation Notice

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

THE BRIDGEWAY, LLC

GULPH MILLS ASSOCIATES, LLC

TBD ACQUISITION II, LLC

UHS KENTUCKY HOLDINGS, L.L.C.

UHS OF NEW ORLEANS, LLC

UHS OF LANCASTER, LLC

UHSL, L.L.C.

By: UHS of Delaware, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Senior Vice President

Signature Page – Activation Notice

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.

Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Senior Vice President

Signature Page – Activation Notice

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

UHS OKLAHOMA CITY LLC

UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.

Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Senior Vice President

Signature Page – Activation Notice

UHS OF SUMMITRIDGE, LLC

By: UHS of Peachford, L.P.
Its managing member

By: UHS of Georgia, Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

DIAMOND GROVE CENTER, LLC

KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC

PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC
SUNSTONE BEHAVIORAL HEALTH, LLC

TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

Signature Page – Activation Notice

ATLANTIC SHORES HOSPITAL, L.L.C.
EMERALD COAST BEHAVIORAL HOSPITAL, LLC

OCALA BEHAVIORAL HEALTH, LLC

PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
WEKIVA SPRINGS CENTER, LLC

ZEUS ENDEAVORS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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BHC PINNACLE POINTE HOSPITAL, LLC

BHC PROPERTIES, LLC

COLUMBUS HOSPITAL PARTNERS, LLC
LEBANON HOSPITAL PARTNERS, LLC
NORTHERN INDIANA PARTNERS, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

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BHC MESILLA VALLEY HOSPITAL, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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HOLLY HILL HOSPITAL, LLC

ROLLING HILLS HOSPITAL, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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BEHAVIORAL HEALTHCARE, LLC

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC

By: Horizon Health Corporation
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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HHC POPLAR SPRINGS, LLC

KINGWOOD PINES HOSPITAL, LLC
HHC PENNSYLVANIA, LLC
SCHICK SHADEL OF FLORIDA, LLC

TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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HICKORY TRAIL HOSPITAL, L.P.
MILLWOOD HOSPITAL, L.P.

NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.

TEXAS SAN MARCOS TREATMENT CENTER, L.P.

TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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H.C. PARTNERSHIP

By: H.C. Corporation
Its General Partner

By: /s/ Steve Filton

Name:Steve Filton
Title:Vice President

By: HSA Hill Crest Corporation
Its General Partner

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: BHC Healthcare, LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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Behavioral Health Management, LLC

Behavioral Health Realty, LLC

CAT Realty, LLC

CAT Seattle, LLC

MAYHILL BEHAVIORAL HEALTH, LLC

Psychiatric Realty, LLC

RR RECOVERY, LLC

Salt Lake Behavioral Health, LLC

Salt Lake Psychiatric Realty, LLC

UBH OF OREGON, LLC

UBH of Phoenix, LLC

UBH of Phoenix Realty, LLC

University Behavioral Health of El Paso, LLC

By: Ascend Health Corporation
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

Signature Page – Activation Notice

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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abs lincs ky, llc
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.

Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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UHP LP

By: Island 77 LLC

Its general partner

By: Ascend Health Corporation

Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

Signature Page – Activation Notice

BEACH 77 LP

By: 2026 W. University Properties, LLC

Its general partner

By: Ascend Health Corporation

Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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CORAL SHORES BEHAVIORAL HEALTH, LLC

By: Children’s Comprehensive Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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DVH HOSPITAL ALLIANCE LLC

By: UHS Holding Company, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

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Incremental Term Loan AmountJPMORGAN CHASE BANK, N.A., as an Incremental Tranche B Term Lender

$500,000,000.00

By: /s/ Dawn L. LeeLum

Name: Dawn L. LeeLum

Title: Executive Director

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CONSENTED TO:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Dawn L. LeeLum

Name: Dawn L. LeeLum

Title: Executive Director

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